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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                                January 11, 2005




                            MONRO MUFFLER BRAKE, INC.
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            (Exact name of registrant as specified in its charter)


       New York                        0-19357                  16-0838627
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(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


200 Holleder Parkway, Rochester, New York                               14615
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code              (585) 647-6400
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                                 Not Applicable
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities

On January 11, 2005, the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Henderson Holdings, Inc. ("Henderson"), its sole shareholder, Adam B. Henderson Family Limited Partnership ("Shareholder") and Adam B. Henderson, the general partner of the Shareholder, pursuant to which the Company will acquire substantially all of the assets of Henderson, consisting of ten retail tire stores located in southern Maryland. The transaction is expected to be completed in early March 2005 (the "Closing"). A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Under the terms of the Agreement, the Company will pay a total of $7,500,000 to Henderson. The purchase price will include the payment to Henderson of $1,000,000 in cash and the issuance of shares of the Company's
$.01 par value common stock in an amount equal to $6,500,000. The number of shares to be issued at the Closing shall be determined based upon a calculation of the average close price for the twenty (20) full trading days preceding the Closing.

The shares issued to Henderson at the Closing will be unregistered pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933 and the regulations promulgated thereunder. However, the Company has committed to submit all required information and filings with the Securities and Exchange Commission following the Closing in order to register Henderson's resale of the shares.

Item 9.01  Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:


Exhibit No.       Description
-----------       -----------

   2.1 Agreement and Plan of Reorganization by and among Monro Muffler Brake, Inc., Henderson Holdings, Inc., Adam B. Henderson Family Limited Partnership and Adam B. Henderson

  99.1            Press release, dated January 11, 2005




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MONRO MUFFLER BRAKE, INC.
                                            -------------------------
                                                  (Registrant)




January 14, 2005                            By:  /s/ John W. Van Heel
                                                 --------------------------
                                                 John W. Van Heel
                                                 Vice President-Finance